UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2015

Willis Group Holdings Public Limited Company

(Exact name of registrant as specified in its charter)

Ireland	000-16503	98-0352587
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Willis Group Limited, 51 Lime Street, London, EC3M 7DQ, England and Wales

(Address, including Zip Code, of Principal Executive Offices)

Registrant’s telephone number, including area code: (44) (20) 3124 6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On February 27, 2015, Willis Securities, Inc. (“WSI”), a wholly-owned indirect subsidiary of Willis Group Holdings Public Limited Company (“Willis”) and the United States operating company of Willis Capital Markets & Advisory, entered into a Second Amendment to Revolving Note and Cash Subordination Agreement (the “WSI Second Amendment”) with SunTrust Bank, as the administrative agent, and the lenders party thereto, which amends that certain Revolving Note and Cash Subordination Agreement dated as of March 3, 2014, as previously amended pursuant to that certain First Amendment to Revolving Note and Cash Subordination Agreement (the “WSI First Amendment”), dated as of April 28, 2014 (the “WSI Credit Agreement”) with the Administrative Agent and the lenders party thereto. Pursuant to the Credit Agreement, the lenders named therein provided WSI with a $400 million revolving note facility (the “WSI Credit Facility”), which was available for drawing from April 28, 2014 through April 28, 2015 (the “Original Credit Period”). The aggregated unpaid principal amount of all advances was to be repaid on or before April 28, 2016 (the “Original Repayment Date”).

Under the terms of the WSI Second Amendment all of the lenders under the WSI Credit Facility agreed to extend the end date of the Original Credit Period to April 28, 2016 and extend the Original Repayment Date to April 28, 2017. In addition, among other changes, (i) WSI will be permitted to incur up to $400 million in indebtedness which are proceeds of borrowings under the TAL Credit Facilities (as defined below) and (ii) WSI will have the ability to borrow in Euro, Yen and other approved currencies subject to a reserve for foreign currency fluctuation. Proceeds under the WSI Credit Facility will continue to be used for regulatory capital purposes related to securities underwriting only, which will allow WSI to meet or exceed capital requirements of regulatory agencies, self-regulatory agencies, exchanges and their clearinghouses, including the Financial Industry Regulatory Authority (“FINRA”; collectively, the “Regulatory Authorities”). Accordingly, the WSI Credit Agreement is on terms consistent with the subordination requirements and in compliance with the regulations imposed by the relevant Regulatory Authorities in order to be included as regulatory capital.

There were no changes to the interest rates or ongoing fees payable with respect to the WSI Credit Facility as a result of the WSI Second Amendment. Borrowings under the WSI Credit Facility continue to be subject to the conditions precedent that, among other things, include the accuracy and completeness in all material respects of all representations and warranties in the loan documentation and that no default under the WSI Credit Facility shall exist, or would result from such borrowing or the application of the proceeds thereof. Except for those changes specified above and a provision under which WSI may be required to request permission from FINRA to make a prepayment due to foreign currency fluctuations, there were no changes to the prepayments provisions, affirmative covenants or negative covenants for the WSI Credit Facilities as a result of the WSI Second Amendment.

On February 27, 2015, Willis and Trinity Acquisition Limited (“TAL”) entered into a Second Amendment (the “TAL Second Amendment”, and together with the WSI Second Amendment, the “Amendments”) with Barclays Bank PLC (“Barclays”) and SunTrust Bank (“Sun Trust”), as the lead arrangers, Barclays, as the administrative agent, and the lenders party thereto, to that certain Credit Agreement dated as of December 16, 2011, as amended pursuant to that certain First Amendment (the “TAL First Amendment”), dated as of July 23, 2013 (the “TAL Credit Agreement”, and together with the WSI Credit Agreement, the “Credit Agreements”) among Willis, TAL, certain senior lenders and Barclays, as administrative agent. Pursuant to the TAL Credit Agreement, the lenders named therein provided TAL with, as of the date of the TAL First Amendment, $1,081.25 million in financing through (a) a $800 million senior revolving credit facility (the “TAL Revolving Credit Facility”) and (b) a $281.25 million senior term loan facility (the “TAL Term Loan Facility”; together with the TAL Revolving Credit Facility, the “TAL Credit Facilities”).

Under the terms of the TAL Second Amendment, among other things, WSI will be permitted to incur up to $800 million in indebtedness for the purpose of investing in certain underwritten securities in the ordinary course of WSI’s business, and up to $400 million of such indebtedness may be proceeds or borrowings under the TAL Credit Facilities.

There were no changes to the interest rates or ongoing fees payable with respect to the TAL Term Loan Facility or the TAL Revolving Credit Facility as a result of the TAL Second Amendment. There were no changes to the prepayments provisions as a result of the TAL Second Amendment. Drawdowns under the TAL Credit Facilities continue to be subject to the conditions precedent that, among other things, on the date the drawdown is requested and on the drawdown date, (i) no default is continuing or would occur as a result of that drawdown and (ii) certain representations and warranties specified in the TAL Credit Agreement are true and accurate in all material respects. There were no changes to the affirmative covenants, negative covenants or financial covenants for the TAL Credit Facilities as a result of the TAL Second Amendment, except as noted above.

The descriptions of the Credit Agreements and the Amendments do not purport to be complete and are qualified in their entirety by reference to the Amendments, copies of which are attached as Exhibit 10.1 and Exhibit 10.2 to this Current Report on Form 8-K and are incorporated herein by reference. A copy of the WSI Credit Agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on March 4, 2014 and is incorporated by reference herein. A copy of the TAL Credit Agreement is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on December 20, 2011 and is incorporated by reference herein. A copy of the WSI First Amendment is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on May 1, 2014 and is incorporated by reference herein. A copy of the TAL First Amendment is attached as Exhibit 10.1 to the Current Report on Form 8-K filed by Willis on July 25, 2013 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Second Amendment to Revolving Note and Cash Subordination Agreement, dated as of February 27, 2015, among Willis Securities, Inc., SunTrust Bank, as administrative agent, and the lenders party thereto

10.2	Second Amendment to Credit Agreement, dated as of February 27, 2015, among Trinity Acquisition Limited, Willis Group Holdings Public Limited Company, the lenders party thereto and Barclays Bank PLC, as administrative agent

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 27, 2015		WILLIS GROUP HOLDINGS PUBLIC LIMITED COMPANY

	By:	/s/ John T. Greene
John T. Greene
Chief Financial Officer

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